UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2014

Aon plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	1-7933	98-1030901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8 Devonshire Square, London, England (Address of Principal Executive Offices)		EC2M 4PL (Zip Code)
Registrant's telephone number, including area code: +44 20 7623 5500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual General Meeting of Shareholders on June 24, 2014. A total of 256,034,264 Class A Ordinary Shares were represented at the Annual General Meeting in person or by proxy, or 86.3% of the total shares entitled to vote.
Shareholders voted on the following ten proposals at the Annual General Meeting, all of which are described in the 2014 Proxy Statement, and cast their votes as described below:

1.	The election of twelve nominees to serve as Directors. All of the nominees were elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Lester B. Knight	236,608,181	2,391,633	1,321,575	15,712,875
Gregory C. Case	237,386,499	1,595,779	1,339,111	15,712,875
Fulvio Conti	237,237,170	1,735,925	1,348,294	15,712,875
Cheryl A. Francis	237,376,023	1,667,108	1,278,258	15,712,875
Edgar D. Jannotta	234,765,465	4,227,737	1,328,187	15,712,875
James W. Leng	238,422,996	569,224	1,329,169	15,712,875
J. Michael Losh	188,050,488	50,325,180	1,945,721	15,712,875
Robert S. Morrison	235,033,936	3,959,326	1,328,127	15,712,875
Richard B. Myers	236,149,945	2,819,807	1,351,637	15,712,875
Richard C. Notebaert	234,928,750	4,070,184	1,322,455	15,712,875
Gloria Santona	238,364,814	677,421	1,279,154	15,712,875
Carolyn Y. Woo	234,927,495	4,103,082	1,290,812	15,712,875

2.	The receipt of the Company’s annual report and accounts, together with the reports of the directors and auditors for the year ended December 31, 2013. This proposal was approved.

For	Against	Abstain
253,639,841	226,338	2,168,085

3.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2014. This proposal was approved.

For	Against	Abstain
250,657,013	2,727,876	2,649,375

4.
The re-appointment of Ernst & Young LLP as the Company’s U.K. statutory auditors to hold office until the next annual general meeting where accounts are laid before the Company. This proposal was approved.

For	Against	Abstain
252,786,635	574,783	2,672,846

5.	The authorization of the Board of Directors to determine the remuneration of Ernst & Young LLP as the Company’s statutory auditors. This proposal was approved.

For	Against	Abstain
253,603,079	1,126,826	1,304,359

6.	An advisory vote to approve executive compensation. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
225,753,704	11,463,755	3,103,930	15,712,875

7.	The receipt and approval of the directors’ remuneration policy contained within in the Company’s annual report and accounts. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
229,581,797	7,833,104	2,906,488	15,712,875

8.	An advisory vote to approve the directors’ remuneration report (other than the directors’ remuneration policy) contained within the Company’s annual report and accounts. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
226,197,067	10,897,824	3,226,498	15,712,875

9.	The approval of an increase in the number of shares available for issuance under the Aon plc 2011 Incentive Compensation Plan. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
152,351,461	84,792,840	3,177,088	15,712,875

10.
The approval of certain revised form contracts for use in effecting purchases of shares pursuant to the Company’s share repurchase program and the counterparties with whom the Company may conduct such repurchase transactions. This proposal was approved.

For	Against	Abstain
250,008,280	2,870,636	3,155,348

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc
	By:	/s/ Matthew M. Rice Matthew M. Rice Assistant Company Secretary
Date: June 30, 2014